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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 20, 2003

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                                HOLLY CORPORATION
             (Exact name of Registrant as specified in its charter)


          DELAWARE                     001-03876                75-1056913
      (State or other           (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

 100 CRESCENT COURT,                                             75201-6927
      SUITE 1600                                                 (Zip code)
    DALLAS, TEXAS
(Address of principal
  executive offices)


       Registrant's telephone number, including area code: (214) 871-3555

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On August 20, 2003, Holly Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     --       Press Release of the Company issued August 20, 2003.*

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* Filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         HOLLY CORPORATION

                                         By   /s/ Stephen J. McDonnell
                                             ----------------------------------
                                                  Stephen J. McDonnell
                                                  Vice President & Chief
                                                  Financial Officer

Date: August 21, 2003


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                                  EXHIBIT INDEX



         EXHIBIT
         NUMBER                             EXHIBIT TITLE
         -------                            -------------
          99.1     --      Press Release of the Company issued August 20, 2003.